Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

220 BFB, LLC
a Delaware Limited Liability Company

Action Sport Image, LLC
a Delaware Limited Liability Company

Americrown Service Corporation
a Delaware Corporation

ASC Holdings, Inc.
a Kansas Corporation

ASC Promotions, Inc.
a Florida Corporation

California Speedway Corporation
A Delaware Corporation
d/b/a Auto Club Speedway

Chicagoland Speedway, LLC
a Delaware Limited Liability Company

Darlington Raceway of South Carolina, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Building, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings, LLC
a Delaware Limited Liability Company

Daytona Beach Property Holdings, LLC
a Delaware Limited Liability Company

Daytona Beach Property Holdings Retail, LLC
a Delaware Limited Liability Company

Daytona International Speedway, LLC
a Delaware Limited Liability Company

Event Equipment Leasing, LLC
a Florida Limited Liability Company

Event Support, LLC
a Florida Limited Liability Company

Homestead-Miami Speedway, LLC
a Delaware Limited Liability Company

ISC.Com, LLC
a Delaware Limited Liability Company

ISC Properties, LLC
a Florida Limited Liability Company

Kansas Speedway Corporation
a Kansas Corporation

Kansas Speedway Development Corp.
a Kansas Corporation

Martinsville International, Inc.
A Delaware Corporation

Michigan International Speedway, Inc.
a Michigan Corporation

Motor Racing Network, Inc.
a Florida Corporation
d/b/a MRN
d/b/a MRN Radio

Motorsports Acceptance Corporation
a Delaware Corporation

Motorsports Shared Services, LLC
a Florida Limited Liability Company

Motorsports Authentics, Inc.
a Delaware Corporation

Motorsports Authentics, LLC
a Delaware Limited Liability Company

North American Testing Company
a Florida Corporation

Pennsylvania International Raceway, Inc.
a Pennsylvania Corporation

Phoenix Speedway, LLC
a Delaware Limited Liability Company

RacingOne Multimedia, LLC
a Florida Limited Liability Company

Richmond International Raceway, Inc.
a Delaware Corporation

Route 66 Raceway, LLC
a Delaware Limited Liability Company

SMISC, LLC
a Delaware Limited Liability Company

Southeastern Hay & Nursery, LLC
a Florida Limited Liability Company

Talladega Superspeedway, LLC
a Delaware Limited Liability Company

Volusia Point Properties, LLC
a Florida Limited Liability Company

Watkins Glen International, Inc.,
a Delaware Corporation
d/b/a Watkins Glen International